UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 27, 2021
TRIUMPH BANCORP, INC.
(Exact name of registrant as specified in its charter)

Texas (State or Other Jurisdiction of Incorporation)	001-36722 (Commission File Number)	20-0477066 (IRS Employer Identification No.)

12700 Park Central Drive, Suite 1700, Dallas, Texas (Address of Principal Executive Offices)		75251 (Zip Code)
(214) 365-6900
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	TBK	NASDAQ Global Select Market
Depositary Shares Each Representing a 1/40th Interest in a Share of 7.125% Series C Fixed-Rate Non-Cumulative Perpetual Preferred Stock	TBKCP	NASDAQ Global Select Market

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As described in Item 5.07 below, at the Annual Meeting of Stockholders of Triumph Bancorp, Inc. (the “Company”) held on April 27, 2021 (the “Annual Meeting”), the Company’s stockholders approved the Second Amendment (the “Amendment”) to the Company’s 2014 Omnibus Incentive Plan ( the “Plan”), which Amendment (i) increases the total number of shares of the Company’s common stock available for issuance under the Plan by 450,000 shares, (ii) extends the expiration date of the Plan to March 16, 2031, and (iii) imposes a prohibition on the payment of dividends on shares of unvested restricted stock, other than dividends or dividend equivalents subject to the same time and/or performance-based vesting conditions applicable to the underlying award and paid, if vested, at the same time as the underlying award.
The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 5.02 by reference.
Item 5.07.Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, stockholders voted on the following matters:
(1)To elect the following Directors of the Company for a one-year term that will expire at the 2022 Annual Meeting of Stockholders or until their respective successors have been elected and qualified. Final voting results were as follows:

Name of Nominee	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
Carlos M. Sepulveda, Jr.	20,218,945	126,838	1,261	1,491,653
Aaron P. Graft	20,218,945	126,838	1,261	1,491,653
Charles A. Anderson	20,158,914	186,666	1,464	1,491,653
Richard L. Davis	20,178,693	166,887	1,464	1,491,653
Michael P. Rafferty	20,268,939	11,292	66,813	1,491,653
C. Todd Sparks	20,150,143	130,088	66,813	1,491,653
Debra Bradford	20,271,173	9,058	66,813	1,491,653
Laura Easley	20,268,836	11,395	66,813	1,491,653
Frederick Perpall	20,226,119	54,112	66,813	1,491,653
Maribess Miller	20,266,493	13,738	66,813	1,491,653
(2)To approve on a non-binding advisory basis the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting. Final voting results were as follows:

Votes For	19,892,940
Votes Against	452,165
Abstentions	1,939
Broker Non-Votes	1,491,653
(3)To approve the Second Amendment to the Triumph Bancorp, Ins. 2014 Omnibus Incentive Plan. Final voting results were as follows:

Votes For	19,253,505
Votes Against	1,092,125
Abstentions	1,414
Broker Non-Votes	1,491,653

(4)To ratify the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the current fiscal year. Final voting results were as follows:

Votes For	21,763,765
Votes Against	74,085
Abstentions	847
Item 9.01.Financial Statements and Exhibits
(d)Exhibits.

Exhibit	Description
10.1	Second Amendment to Triumph Bancorp, Inc. 2014 Omnibus Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIUMPH BANCORP, INC.

By:	/s/ Adam D. Nelson
Name: Adam D. Nelson Title: Executive Vice President & General Counsel
Date: April 27, 2021